February 6, 2019

Supplement

SUPPLEMENT DATED FEBRUARY 6, 2019 TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
MULTI CAP GROWTH PORTFOLIO
(the "Fund")
CLASS X AND CLASS Y
Dated April 30, 2018

On February 6, 2019, shareholders of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Variable Insurance Fund, Inc., on behalf of its series Growth Portfolio ("VIF Growth"), pursuant to which substantially all of the assets and liabilities of the Fund will be transferred to VIF Growth and shareholders of the Fund will become shareholders of VIF Growth, receiving shares of common stock of VIF Growth equal to the value of their holdings in the Fund (the "Reorganization"). Class X shareholders of the Fund will receive Class I Shares of VIF Growth and Class Y shareholders of the Fund will receive Class II Shares of VIF Growth. It is anticipated that the Reorganization will be consummated on or about April 29, 2019. The Fund expects to cease offering shares of all Classes of the Fund at the close of business on or about April 24, 2019.

Please retain this supplement for future reference.